                             Amendment to that certain

Lease dated August 15, 1994, together with its Addendum and Second Addendum, copies of which are attached hereto and made a part hereof, between Waterfront Tower Partners, L.P., Landlord and SERENA Software International formerly known as SERENA Consulting, Incorporated, Tenant.

Now therefore:

The above referenced Lease and the Addendums thereto remain in full force and effect, except as herein set forth:

     1. An additional 1,738 square feet of rentable space is hereby added to the presently contracted 15,594 square feet, for a total of 17,322 square feet of rentable office space and is further shown on Exhibit A attached hereto.

     2. A new rental period (term) of 60 months will commence for the entire space upon the occupancy date of the new space (1,738 sq. ft). Said occupancy date is estimated to be on or about August 1, 1996. Actual occupancy date is AUG 1, 1996


     3. The new rent schedule will commence upon the occupancy date of the new space as follows:

                        Month of Term       Monthly Rent
                           1-6               $23,053.00
                          7-18               23,919.60
                         19-30               24,786.20
                         30-41               26,432.50
                         42-53               27,299.10
                         54-60               28,165.70

     4. The new space will be improved with Landlords Standard Tenant Improvements as shown on final plans approved by both parties and made a part hereof. Unless otherwise provided for in said plans, Landlord will complete work at Landlord's expense.

     5. An additional Security Deposit of $2,780.00 shall be paid by Tenant to Landlord upon execution of this Amendment by both Parties.

     6. Direct Expense Base year to be 1996. Tenant's percentage of building space is 17.3%.

     7. Landlord is not represented by a Broker and is not liable for any brokerage fees unless otherwise provided herein.

We the undersigned, hereby agree to the terms and conditions herein set forth.

Date: 05/10/96                               Date: 5/21/96
      --------                                     --------

Tenant:
SERENA Software International,               Waterfront Tower Partners L.P.
formerly known as SERENA Consulting,         by Peninsula Office Mgmt. Inc.
Incorporated                                 General Partner

by /s/ Douglas D. Troxel                     by /s/ Angelo A. Orphan
   --------------------                         --------------------
by____________________                       by_____________________


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                                     EXHIBIT A
                                     ---------

                                    THE PREMISES
                                    ------------

                                  [TO BE ATTACHED]

                                  [IMAGES OMITTED]